SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported) October 1, 1999


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




     Delaware                      0-16014                    23-2417713
 (State or other           (Commission File Number)         (IRS Employer
 jurisdiction of                                          Identification No.)
 incorporation)



               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

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Item 2. Acquisition or Disposition of Assets.

         (a) On October 1, 1999, Adelphia Communications Corporation ("Adelphia"), a Delaware corporation and Century Communications Corp. ("Century"), a New Jersey corporation, consummated a merger ("the Merger") whereby Century was merged with and into Adelphia Acquisition Subsidiary, Inc. ("Merger Sub"), a Delaware corporation and a wholly owned subsidiary of Adelphia, pursuant to an Agreement and Plan of Merger ("the Merger Agreement"), dated as of March 5, 1999, as amended as of July 12, 1999 and July 29, 1999 by and among Adelphia, Century and Merger Sub. Upon the effectiveness of the Merger, Adelphia Acquisition Subsidiary, Inc. changed its name to Arahova Communications, Inc. ("Arahova"). As a result of the Merger, Century was merged into Arahova, a wholly owned subsidiary of Adelphia, which became the successor registrant to Century.

         In connection with the closing of the merger, Adelphia issued approximately 47.8 million new shares of Adelphia Class A common stock and paid approximately $812 million to the stockholders of Century, and assumed approximately $2.0 billion of debt. The amount of assumed debt gives effect to approximately $284 million of additional indebtedness expected to be incurred in connection with the closing of Century's pending AT&T joint venture. The stockholders of both Adelphia and Century approved the transaction at stockholder meetings held on October 1, 1999. The Merger Agreement, which was negotiated by the parties thereto in an arms-length transaction, was previously announced by Adelphia on March 5, 1999.

        Century is engaged primarily in the ownership and operation of cable television systems with significant concentrations of basic subscribers in California, Colorado and Puerto Rico. As of May 31, 1999, Century had approximately 1,610,000 basic subscribers after giving effect to Century's pending joint venture with AT&T in the Los Angeles, California area. Adelphia will continue to operate the Century cable television systems after the merger. The sources for the cash consideration paid by Adelphia included cash on hand from financing transactions completed earlier in the current year and funds reborrowed under four existing bank credit facilities between Adelphia subsidiaries and four different lending bank groups for which Toronto Dominion (Texas), Inc., The Bank of Nova Scotia, First Union National Bank and Toronto Dominion (Texas), Inc., respectively, serve as Administrative Agent.

        In the Merger, Century Class A common stockholders were entitled to elect to receive $44.14 in cash or 0.77269147 of a share of Adelphia Class A common stock on a share-by-share basis, subject to certain adjustments and prorations. The aggregate number of shares of Century Class A common stock converted into the right to receive cash in the Merger was limited to 20.76% of the number of shares of Century Class A common stock outstanding immediately prior to the effective time of the Merger. The aggregate number of shares of the Century Class A common stock converted into shares of Adelphia Class A common stock in the Merger was limited to 79.24% of the number of such shares of

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Century Class A common stock outstanding immediately prior to the effective time of the Merger.

        In the Merger, Century Class B common stockholders were entitled to elect to receive $48.14 in cash or 0.84271335 of a share of Adelphia Class A common stock on a share-by-share basis, subject to certain adjustments and prorations. The aggregate number of shares of Century Class B common stock converted into the right to receive cash in the Merger was limited to 24.54% of the number of shares of Century Class B common stock outstanding immediately prior to the effective time of the Merger. The aggregate number of shares of Century Class B common stock converted into the right to receive shares of Adelphia Class A common stock in the Merger was limited to 75.46% of the number of shares of Century Class B common stock outstanding immediately prior to the effective time of the Merger.

        Century Class A common stockholders made stock elections for an amount of Adelphia Class A common stock exceeding the amount available to such holders. As a result, holders of Century Class A common stock who elected to receive Adelphia Class A common stock will receive 86.42000% of their consideration in Adelphia Class A common stock, or approximately 0.6678 of a share of Adelphia Class A common stock, and 13.58000% of their consideration in cash, or approximately $5.99, for each share of Century Class A common stock. Holders of Century Class A common stock who elected to receive cash will receive $44.14 per share, without interest.

        Century Class B common stockholders made stock elections for amounts of cash and Adelphia Class A common stock equal to the amounts available to such holders. As a result, holders of Century Class B common stock who elected to receive Adelphia Class A common stock will receive 0.84271335 of a share of Adelphia Class A common stock for each share of Century Class B common stock, and holders of Century Class B common stock who elected to receive cash will receive $48.14 per share, without interest.

        Also pursuant to the terms of the Merger Agreement, each outstanding option to purchase shares of Century Class A common stock granted under Century's 1993 Non-Employee Directors' Stock Option Plan, the 1994 Stock Option Plan, and all other similar plans or arrangements (collectively "Option Plans"), whether or not previously exercisable or vested, became fully exercisable and vested. Option holders were given the option to exercise immediately prior to the Merger or to rollover their options. The number of shares noted above that were issued by Adelphia in connection with the Merger does not include any shares with respect to Century options that were rolled over by option holders (options with respect to approximately 440,000 Century Class A common shares that were converted into options with respect to approximately 330,000 Adelphia Class A common shares) or that were otherwise converted to cash pursuant to their terms. Furthermore, all restricted shares of Century Class A common stock issued pursuant to the 1992 Management Equity Incentive Plan became fully vested and ceased to be restricted.

        In addition to the above information regarding the consideration paid in the Merger, at the effective time of the Merger, Adelphia also purchased Citizens Utilities Company's 50% interest in the Century/Citizens Joint Venture, one of Century's 50% owned joint ventures, for a purchase price of approximately $157.5 million, comprised of approximately $27.7 million in cash, approximately
1.85 million shares of Adelphia Class A common stock and the assumption of indebtedness. This joint venture serves approximately 92,300 basic subscribers in California and was jointly owned by the Company and Citizens Cable Company, a subsidiary of Citizens.

        Also pursuant to the Merger Agreement, the Board of Directors of Adelphia will expand the size of the Board by three positions after the Adelphia 1999 annual meeting of stockholders to be held on October 25, 1999, and will appoint Leonard Tow, Bernard Gallagher and Scott Schneider to the Board of Directors of the Company after the 1999 annual meeting, and have the new appointees serve until the next annual meeting of stockholders. Messrs. Tow, Gallagher and Schneider previously served as directors and executive officers of Century and were holders of Century common stock at the time of the merger. So long as the former holders of Century Class B common stock (Leonard Tow and two trusts established by Leonard Tow and Claire Tow, his wife) and their permitted transferees and assignees continue to own at least 10% of the outstanding common stock of Adelphia, they will be entitled to nominate up to three members to Adelphia's Board of Directors. Also, pursuant to agreements among Adelphia, John Rigas, Michael Rigas, Timothy Rigas, James Rigas, the holders of Century Class B common stock and Claire Tow, Adelphia and the Rigas family have granted each of the holders of Century Class B common stock certain rights with respect to the Adelphia Class A common stock they will receive in the merger, including rights to make demand registrations of their shares, to piggyback and include their Adelphia shares in registrations of shares undertaken by Adelphia, and to tag along or participate in sales of shares of Adelphia common stock by any such member of the Rigas family. These rights are subject to various qualifications, limitations and restrictions as set forth in the applicable agreements.

        In connection with the Merger, Arahova entered into (i) a Ninth Supplemental Indenture, dated as of October 1, 1999, between Arahova and U.S. Bank Trust National Association (the "Trustee"), successor trustee to Bank of America National Trust and Savings Association, to the Indenture, dated as of February 12, 1992, between Century and the Trustee and (ii) a First Supplemental Indenture, dated as of October 1, 1999, between Arahova and U.S. Bank Trust National Association, to the Indenture, dated as of January 15, 1998, between Century and the Trustee, each as required by such indentures and pursuant to which Arahova assumed the obligations of Century under such indentures.

        Additional information concerning the above transactions is contained in the Proxy Statement regarding the Merger filed by Adelphia, which is an exhibit hereto and is incorporated by reference herein.

        (b) On October 1, 1999, Adelphia completed the acquisition of FrontierVision Partners, L.P. ("FrontierVision") through ACC Operations, Inc. and Adelphia GP Holdings, LLC, direct or indirect wholly owned subsidiaries of Adelphia that directly or indirectly acquired all of the partnership interests of FrontierVision from its partners in exchange for approximately $543 million in cash, 7.0 million shares of Adelphia Class A common stock and assumed debt of approximately $1.15 billion. The purchase price and form of consideration were the result of arms length negotiations between the parties.

        FrontierVision owns, directly and indirectly, all of the partnership interests of FrontierVision Holdings, L.P. and FrontierVision owns, indirectly, all of the common stock of FrontierVision Holdings Capital Corporation and FrontierVision Holdings Capital II Corporation. FrontierVision also owns, directly and indirectly, all of the partnership interests of FrontierVision Operating Partners, L.P. and FrontierVision owns, indirectly, all of the common stock of FrontierVision Capital Corporation. As a result of the acquisition transaction, all of the above FrontierVision entities have become indirect wholly owned subsidiares of Adelphia. All of the above FrontierVision entities, other than FrontierVision itself, file and will continue to file reports with the Securities and Exchange Commission.

        As of June 30, 1999, FrontierVision owned and operated cable television systems serving approximately 710,000 basic subscribers primarily in Ohio, Kentucky, New England and Virginia. Adelphia will continue to operate these cable television systems after the acquisition. The sources for the cash consideration paid by Adelphia included cash on hand from financing transactions completed earlier in the current year and funds reborrowed under four existing bank credit facilities between Adelphia subsidiaries and four different lending bank groups for which Toronto Dominion (Texas), Inc., The Bank of Nova Scotia, First Union National Bank and Toronto Dominion (Texas), Inc., respectively, serve as Administrative Agent.

        (c) On October 1, 1999, Adelphia completed the acquisition of Harron Communications Corp. ("Harron") by acquiring all of the outstanding common stock of Harron from the stockholders of Harron for approximately $852.7 million in cash and $303.0 million in assumed debt. The purchase price for this transaction was the result of arms length negotiations between the parties.

        As of June 30, 1999, Harron operated cable television systems serving approximately 299,000 basic subscribers. Adelphia will continue to operate these cable television systems after the acquisition. The sources for the cash consideration paid by Adelphia included cash on hand from financing transactions completed earlier in the current year, funds reborrowed under four existing bank credit facilities between Adelphia subsidiaries and four different lending bank groups for which Toronto Dominion (Texas), Inc., The Bank of Nova Scotia, First Union National Bank and Toronto Dominion (Texas), Inc., respectively, serve as Administrative Agent.

        (d) On October 1, 1999, Olympus Communications, L.P. completed its previously announced redemption of the interests in Olympus held by Telesat Cablevision, Inc., a subsidiary of FPL Group, Inc. The redemption was made in exchange for noncash assets of Olympus valued at approximately $108 million pursuant to the previously announced redemption agreement between the parties. As a result of the redemption, Olympus has become a wholly-owned subsidiary partnership of Adelphia and the financial results of Olympus will be consolidated with those of Adelphia and Adelphia's other consolidated subsidiaries. Prior to the redemption, Olympus was a nonconsolidated joint venture of Adelphia accounted for on the equity method.

        The redemption transaction was the result of arms length negotiations between the parties. Olympus owned and operated cable television systems which as of June 30, 1999 served approximately 641,000 basic subscribers. Adelphia will continue to operate the Olympus systems after the redemption. One of the directors of Adelphia is Dennis Coyle, who is also the Vice President, Secretary and General Counsel of FPL Group, Inc. and is an officer and director of Telesat Cablevision, Inc.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Exhibit No.                Description

99.01 Independent Auditors' Report by Deloitte & Touche LLP to the Board of Directors and Stockholders of Century Communications Corp. dated July 29, 1999 (August 26, 1999 as to Note 17), and the consolidated financial statements of Century Communications Corp. and subsidiaries as of May 31, 1998 and 1999 and for each of the three years in the period ended May 31, 1999, all of which were also filed in the Century Communications Corp. Form 10-K for the fiscal year ended May 31, 1999. (Incorporated herein by reference to Exhibit 99.01 to the Current Report on Form 8-K of Adelphia for event dated September 9, 1999) (SEC File No. 0-16014).

99.02 Independent Auditors' Report by KPMG LLP to the Partners of FrontierVision Partners, L.P., dated March 19, 1999, and the consolidated financial statements of FrontierVision Partners, L.P. and subsidiaries as of December 31, 1997 and 1998 and for each of the years in the three year period ended December 31, 1998. Unaudited financial information for FrontierVision Partners, L.P. for the six month period ended June 30, 1999. (Incorporated herein by reference to Exhibit 99.02 to the Current Report on Form 8-K of Adelphia for event dated September 9,
                           1999) (SEC File No. 0-16014).

99.03 Independent Auditors' Report by Deloitte & Touche LLP to the Board of Directors and Stockholders of Harron Communications Corp. dated March 19, 1999 (April 12, 1999 as to Note 16), and the consolidated financial statements of Harron Communications Corp. and subsidiaries as of December 31, 1997 and 1998 and for each of the three years in the period ended December 31, 1998. (Incorporated herein by reference to Exhibit 99.03 to the Current Report on Form 8-K of Adelphia for event dated September 9, 1999) (SEC File No. 0-16014).

99.04 Unaudited financial information for Harron Communications Corp. for the six month period ended June 30, 1999. (Incorporated herein by reference to Exhibit 99.04 to the Current Report on Form 8-K of Adelphia for event dated September 9, 1999) (SEC File No. 0-16014).

99.05 Independent Auditors' Report of Deloitte & Touche LLP to Olympus Communications, L. P. dated March 19, 1999, and the consolidated financial statements of Olympus Communications, L. P. and subsidiaries as December 31, 1997 and 1998 and for each of the three years in the period ended December 31, 1998 (Incorporated herein by reference to Exhibit 99.01 to the Transition Report of Adelphia on Form 10-K for the nine months ended December 31, 1998)(SEC File No. 0-16104).

99.06 Unaudited financial information for Olympus Communications, L. P. for the six months ended June 30, 1999 (Filed Herewith).

(b) Pro forma financial information.

Exhibit No.                Description


99.07 Unaudited pro forma condensed consolidated financial information for Adelphia Communications Corporation as of June 30, 1999 and for the nine months ended December 31, 1998 and the six months ended June 30, 1999. (Incorporated herein by reference to Exhibit
                           99.05 to the Current Report on Form 8-K of Adelphia for event dated September 9, 1999) (SEC File No. 0-16014)


(c)  Exhibits

Exhibit No.                Description

99.08 Definitive Joint Proxy Statement/Prospectus dated August 12, 1999 (Incorporated herein by reference to Registration Statement No. 333-85101 of Adelpha on Form S-4, filed on August 12, 1999).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 14,  1999          ADELPHIA COMMUNICATIONS CORPORATION
                                             (Registrant)

                                 By:   /s/ Timothy J. Rigas
                                           Timothy J. Rigas
                                           Executive Vice President, Treasurer
                                           and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                Description

99.01 Independent Auditors' Report by Deloitte & Touche LLP to the Board of Directors and Stockholders of Century Communications Corp. dated July 29, 1999 (August 26, 1999 as to Note 17), and the consolidated financial statements of Century Communications Corp. and subsidiaries as of May 31, 1998 and 1999 and for each of the three years in the period ended May 31, 1999, all of which were also filed in the Century Communications Corp. Form 10-K for the fiscal year ended May 31, 1999. (Incorporated herein by reference to Exhibit 99.01 to the Current Report on Form 8-K of Adelphia for event dated September 9, 1999) (SEC File No. 0-16014).

99.02 Independent Auditors' Report by KPMG LLP to the Partners of FrontierVision Partners, L.P., dated March 19, 1999, and the consolidated financial statements of FrontierVision Partners, L.P. and subsidiaries as of December 31, 1997 and 1998 and for each of the years in the three year period ended December 31, 1998. Unaudited financial information for FrontierVision Partners, L.P. for the six month period ended June 30, 1999. (Incorporated herein by reference to Exhibit 99.02 to the Current Report on Form 8-K of Adelphia for event dated September 9,
                           1999) (SEC File No. 0-16014).

99.03 Independent Auditors' Report by Deloitte & Touche LLP to the Board of Directors and Stockholders of Harron Communications Corp. dated March 19, 1999 (April 12, 1999 as to Note 16), and the consolidated financial statements of Harron Communications Corp. and subsidiaries as of December 31, 1997 and 1998 and for each of the three years in the period ended December 31, 1998. (Incorporated herein by reference to Exhibit 99.03 to the Current Report on Form 8-K of Adelphia for event dated September 9, 1999) (SEC File No. 0-16014).

99.04 Unaudited financial information for Harron Communications Corp. for the six month period ended June 30, 1999. (Incorporated herein by reference to Exhibit 99.04 to the Current Report on Form 8-K of Adelphia for event dated September 9, 1999) (SEC File No. 0-16014).

99.05 Independent Auditors' Report of Deloitte & Touche LLP to Olympus Communications, L. P. dated March 19, 1999, and the consolidated financial statements of Olympus Communications, L. P. and subsidiaries as December 31, 1997 and 1998 and for each of the three years in the period ended December 31, 1998 (Incorporated herein by reference to Exhibit 99.01 to the Transition Report of Adelphia on Form 10-K for the nine months ended December 31, 1998)(SEC File No. 0-16104).

99.06 Unaudited financial information for Olympus Communications, L. P. for the six months ended June 30, 1999 (Filed Herewith).

99.07 Unaudited pro forma condensed consolidated financial information for Adelphia Communications Corporation as of June 30, 1999 and for the nine months ended December 31, 1998 and the six months ended June 30, 1999. (Incorporated herein by reference to Exhibit
                           99.05 to the Current Report on Form 8-K of Adelphia for event dated September 9, 1999) (SEC File No. 0-16014)

99.08 Definitive Joint Proxy Statement/Prospectus dated August 12, 1999 (Incorporated herein by reference to Registration Statement No. 333-85101 of Adelpha on Form S-4, filed on August 12, 1999).